                                                                    Exhibit 99.3

                                 CBS CORPORATION
                               SEGMENT INFORMATION
                           ($ in million) (unaudited)


                                                             Three Months Ended
                                                                  March 31
                                                     1998           1997          % Change
                                                     ----           ----          --------
  TV
     Sales                                             263           177            48.6%
     Operating Profit (Loss)                           118            56           110.7%
     Depreciation & Amortization                        12            11             9.1%
     Capital Expenditures                                2             2              --
     EBITDA                                            130            67            94.0%

  NETWORK
     Sales                                           1,245           804            54.9%
     Operating Profit (Loss)                            30           (64)          146.9%
     Depreciation & Amortization                        17            16             6.3%
     Capital Expenditures                                5             9           -44.4%
     EBITDA                                             52           (46)          213.0%

  RADIO
     Sales                                             330           313             5.4%
     Operating Profit (Loss)                            69            47            46.8%
     Depreciation & Amortization                        44            44              --
     Capital Expenditures                                4             3            33.3%
     EBITDA                                            113            91            24.2%

  CABLE
     Sales                                             125            49           155.1%
     Operating Profit (Loss)                             4             -             N/A
     Depreciation & Amortization                        26             3           766.7%
     Capital Expenditures                                6             6             -
     EBITDA                                             29            28             3.6%

  CORPORATE & OTHER
     Sales                                             (14)          (17)           17.6%
     Operating Profit (Loss)                           (47)          (58)           19.0%
     OP (Loss) without Special Items                   (47)          (58)           19.0%
     Depreciation & Amortization                        31            31             -
     Capital Expenditures                                1             1             -
     EBITDA                                            (15)          (13)          -15.4%

RESIDUAL COSTS OF DISCONTINUED
  BUSINESSES
     Sales                                               -             -             N/A
     Operating Profit (Loss)                           (38)          (35)           -8.6%
     OP (Loss) without Special Items                   (38)          (35)           -8.6%
     Depreciation & Amortization                         -             -             N/A
     Capital Expenditures                                -             -             N/A
     EBITDA                                            (38)          (35)           -8.6%

TOTAL CONTINUING OPERATIONS
     Sales                                           1,949         1,326            47.0%
     Operating Profit (Loss)                           136           (54)          351.9%
     OP (Loss) without Special Items                   136           (54)          351.9%
     Depreciation & Amortization                       130           105            23.8%
     Capital Expenditures                               18            21           -14.3%
     EBITDA                                            271            92           194.6%

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